Exhibit 99.1

Miller Energy Resources Appoints Robert L. Gaylor as Senior Vice President of Investor Relations

HUNTSVILLE, TN –March 4, 2010 - Miller Petroleum, Inc. dba Miller Energy Resources (“Miller”) (OTC BB: MILL:OB) announced today the appointment of Robert “Bobby” Gaylor as Senior Vice President of Investor Relations.

“We are extremely pleased to have Bobby Gaylor, join a key area of our management team,” said Scott Boruff, Miller CEO. “Investor interest in our company is at an all time high and this addition will assure we meet the needs of our growing family of investors.”

Before joining Miller, Gaylor focused on deal origination with TrustFirst, where he raised over $150 million for private placements for private and public companies. He previously served as a Registered Investment Advisor with Morgan Keegan & Company and was senior vice president for his family owed business, Power Equipment Company, until it merged with Bramco in 1998. A resident of Knoxville, he is a graduate of the University of Tennessee where he was a two-time All-SEC shortstop for the Vols. He played professional baseball several years before launching a successful career in finance.

About Miller

Miller Energy Resources is an oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller’s focus is in Cook Inlet, Alaska and in the heart of Tennessee’s prolific and hydrocarbon-rich Appalachian Basin. Miller is headquartered in Huntsville, Tennessee with offices in Anchorage, Knoxville and New York City. The company is traded over the bulletin board with the symbol MILL.OB.

Statements Regarding Forward-Looking Information

This news release contains statements about oil and gas production and operating activities that may constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable securities legislation as they involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, government regulation and foreign political risks, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller’s operations or financial results, are included in Miller’s reports on file with United States securities regulatory authorities. Miller Energy Resources’ actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward- looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management’s estimates or opinions change unless otherwise required under securities law.

For more information, please contact the following:

CONTACT:

Robert L. Gaylor

SVP Investor Relations

Miller Energy Resources

3651 Baker Highway

P.O. Box 130

Huntsville, Tennessee 37756

Phone: 423-663-9457

Fax: 423-663-9461

Web Site: http://www.millerenergyresources.com